UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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☐	Definitive Additional Materials

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DODGE & COX FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—FOR SEC USE ONLY

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

March 5, 2007

To Our Shareholders:

Please take note that a SPECIAL MEETING of SHAREHOLDERS (“Meeting”) of the Dodge & Cox Funds (the “Trust”), including the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (the “Funds”), will be held on Tuesday, April 17, 2007, beginning at 8:30 a.m. Pacific Time in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, CA 94104. The enclosed materials discuss several proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting and contain the Notice of Special Meeting, Proxy Statement and proxy card(s).

As discussed in more detail in the Proxy Statement, the purpose of these Proposals is to update, clarify and make more uniform certain fundamental investment restrictions of the Funds.

At the Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of each Fund will be asked to:

1)	Amend each Fund’s fundamental investment restrictions with respect to the percentage of each Fund’s assets that are subject to diversification requirements.

2)	Amend each Fund’s fundamental investment restrictions with respect to investments in commodities, commodity contracts and real estate.

3)	Amend each Fund’s fundamental investment restrictions with respect to making loans.

4)	Eliminate each Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs.

5)	Amend each Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities.

6)	Transact such other business as may properly come before the Meeting or any adjournment thereof.

After careful consideration, the Board has approved the above-referenced Proposals and recommends that shareholders vote “FOR” the Proposals.

Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on April 17, 2007. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the envelope provided or you may vote on the Internet or by telephone by following the simple instructions on the enclosed proxy card. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your vote will be counted in favor of all Proposals. If you have any questions on the Proposals before you vote, please contact our proxy solicitor, The Altman Group, toll-free at 1-866-304-7838.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/    John A. Gunn

John A. Gunn

Chairman of the Board of Trustees

Encl.

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

A.P. Giannini Memorial Auditorium, lower level

555 California Street

San Francisco, CA 94104

SPECIAL NOTICE OF MEETING OF SHAREHOLDERS

to be held on Tuesday, April 17, 2007

Notice is hereby given that Dodge & Cox Funds (the “Trust”) will hold a special meeting (“Meeting”) of shareholders of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, each a series of the Trust (each, a “Fund,” collectively, the “Funds”), on Tuesday, April 17, 2007 in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, CA 94104, at 8:30 a.m. Pacific Time.

During the Meeting, shareholders of each of the Funds will vote on the following Proposals:

Proposal 1:	Amend each Fund’s fundamental investment restrictions with respect to the percentage of each Fund’s assets that are subject to diversification requirements.

Proposal 2:	Amend each Fund’s fundamental investment restrictions with respect to investments in commodities, commodity contracts and real estate.

Proposal 3:	Amend each Fund’s fundamental investment restrictions with respect to making loans.

Proposal 4:	Eliminate each Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs.

Proposal 5:	Amend each Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities.

Proposal 6:	Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of a Fund as of the close of business on February 20, 2007 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each proposal. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the Internet address that appears on your proxy card.
(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/    Thomas M. Mistele

Thomas M. Mistele

Secretary

March 5, 2007

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on Tuesday, April 17, 2007

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to shareholders of each of the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (each a series of Dodge & Cox Funds) (each, a “Fund,” and collectively, the “Funds”) in connection with five Proposals. This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the proposals.

The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of Dodge & Cox Funds (the “Trust”), is soliciting proxies from shareholders on behalf of each Fund, for use at the Meeting of Shareholders of each of the Funds, to be held in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, CA 94104, at 8:30 a.m. Pacific Time, on Tuesday, April 17, 2007, and at any and all adjournments thereof (each, a “Meeting”).

The Board has fixed the close of business on February 20, 2007, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about March 5, 2007.

At a Board meeting held on February 5, 2007, the Board unanimously approved and recommended that you vote FOR all the Proposals.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

The following Proposals will be considered and acted upon at the Meeting:

	Proposal	Page
1.	Amend each Fund’s fundamental investment restrictions with respect to the percentage of each Fund’s assets that are subject to diversification requirements.	3

2.	Amend each Fund’s fundamental investment restrictions with respect to investments in commodities, commodity contracts and real estate.	5

3.	Amend each Fund’s fundamental investment restrictions with respect to making loans.	7

4.	Eliminate each Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs.	10

5.	Amend each Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities.	11

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund’s “fundamental” investment policies may only be changed with shareholder approval.

If a Proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the Proposal may be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal.

This Proxy Statement should be kept for future reference. The most recent Annual Report of the Funds, including financial statements, for the fiscal year ended December 31, 2006, has been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit the Funds’ web site www.dodgeandcox.com, contact the Trust at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104 or call 1-800-621-3979. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 THROUGH 5.

PROPOSAL 1: ALL FUNDS

APPROVAL TO AMEND EACH FUND’S

FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE PERCENTAGE OF EACH FUND’S ASSETS THAT ARE SUBJECT TO DIVERSIFICATION REQUIREMENTS.

The Board of Trustees (the “Board”) recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would (i) change the maximum percentage of each Fund’s assets that may be invested in the securities of any one issuer; and (ii) change the maximum percentage of an issuer’s voting securities that may be held by each Fund.

The current diversification policies/restrictions applicable to each Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed policy/restriction, as shown below.

Applicable Fund	Current Policy/Restriction Proposed to be Amended	Proposed New Policy/Restriction
All Funds	Each Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer, except the obligations issued or guaranteed by the U.S. government, its agencies or U.S. government sponsored enterprises, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer.

Each Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Funds’ current fundamental investment restriction regarding diversification is more restrictive than required under the 1940 Act because it applies to 100% of each Fund’s assets, and does not exclude investments in other investment companies. Under the 1940 Act, a fund that has elected to be classified as “diversified” (like the Funds) may not purchase the securities of any one issuer, if at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

Accordingly, the Board is proposing to amend this investment restriction to be consistent with the requirements of the 1940 Act. If this revision is implemented, 25% of the value of each Fund’s total assets may be invested without regard to the 5% and 10% limitations. The Funds would each continue to be classified as diversified investment companies under the 1940 Act, but would have greater flexibility with respect to the composition of the Fund’s portfolio.

Effects of Amending the Current Restrictions

As a general matter, the 1940 Act limitations regarding a Fund’s investments in a single issuer would provide the Fund with greater flexibility than the current restriction while still allowing the Fund to remain a diversified investment company. Under the current policy, a Fund may not invest more than 5% of its assets in the securities of a single issuer or hold more than 10% of an issuer’s voting securities (other than U.S. government securities). If the proposed amendment to the Fund’s diversification policy is approved, the Fund will be able to exceed the 5% and 10% limitations with respect to 25% of the Fund’s portfolio. This would permit the Fund to take larger positions (both as a percentage of the Fund’s assets and as a percentage of the issuer’s voting securities) in certain portfolio securities than is currently the case. Dodge & Cox (the “Investment Manager”) believes that this increased flexibility could assist each Fund in achieving its investment objectives.

The change to the fundamental investment restriction with respect to investments in a single issuer is not expected to have a significant impact on a Fund’s investment practices or management. However, to the extent a Fund may invest in the securities of a single issuer to a greater extent than is currently the case, each Fund would be subject, to a greater degree, to the risks associated with investing in a single issuer. However, each Fund would still be diversified under the 1940 Act.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 1.

PROPOSAL 2: ALL FUNDS

APPROVAL TO AMEND EACH FUND’S

FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES, COMMODITY CONTRACTS

AND REAL ESTATE

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would separate the Funds’ fundamental investment restrictions with respect to investing in real estate and investing in commodities, would revise the description of the Funds’ policy with respect to investment in real estate, and would revise the description of the Funds’ policy with respect to investment in commodities.

The current policies/restrictions applicable to each Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the proposed policies/restrictions, as shown below.

Applicable Fund	Current Fundamental Policy/Restriction Proposed to be Amended	Proposed New Fundamental Policies/ Restrictions
All Funds	Each Fund may not purchase or sell commodities, commodity contracts or real estate (although a Fund may invest in marketable securities secured by real estate interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

Sub-Proposal (a): Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

Sub-Proposal (b): Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI [Statement of Additional Information], each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

Sub-Proposal 2(a).

Under the 1940 Act, a fund’s policy relating investments in real estate must be fundamental. The current fundamental investment restriction with respect to investments in real estate permits the Funds to invest in marketable securities secured by real estate or interests therein or issued by companies or other entities which invest in real estate or other interests therein, but generally prohibits the Funds from purchasing or selling real estate directly.

Effects of Amending the Current Restrictions

The proposed amendment would permit the Funds to hold and sell real estate acquired by a Fund as a result of owning a security or other instrument. This amendment is intended to clarify the Funds’ authority to take appropriate action in the event that a Fund obtains an ownership interest in real estate as a result of a holding in a security. For example, certain debt securities in which a Fund may invest may be secured by real estate. In such a situation, if the issuer of the debt security were to default on its obligations, the Fund may become the owner of the real estate securing the debt obligation. Although the Investment Manager has no present intention of changing its current investment strategies regarding real estate, this increased flexibility could assist each Fund in the future in achieving its investment objective.

Sub-Proposal 2(b).

Under the 1940 Act, a fund’s policy relating to the purchase and sale of commodities must be fundamental. The Funds’ current fundamental investment restriction with respect to investments in commodities and commodity contracts could be construed to restrict the ability of the Funds to utilize certain financial investment or hedging techniques to the potential detriment of the Funds and their shareholders.

Effects of Amending the Current Restrictions

Each Fund’s current policy with respect to commodities states that the Fund may not purchase or sell commodities. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency, stock index, or interest rate futures, may be considered to be commodities.

The proposed amendment would clarify the scope of the policy by expressly limiting the restriction to physical commodities and clarifying that financial derivative or commodity contracts are not limited by this restriction. The Investment Manager believes that this amendment will provide the Funds’ portfolio managers with greater flexibility in pursuing the Funds’ investment objectives. Strategies permitted under the proposed policy may include financial derivative or commodities contracts, such as futures contracts, options on futures contracts, and transactions related to currencies such as currency hedging transactions.

Although the Investment Manager has no present intention of changing its current investment strategies, this increased flexibility could assist each Fund in the future in achieving its investment objective. In particular, the amendment would clarify the ability of the Funds to utilize currency hedging transactions in connection with investments in non-U.S. dollar denominated currencies. Any use of financial derivatives or commodities contracts implemented by the Funds will be subject to review by the Board and the Funds’ disclosures to shareholders will reflect any use of such techniques, including any material risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 2.

PROPOSAL 3: ALL FUNDS

APPROVAL TO AMEND EACH FUND’S

FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would provide for a uniform policy across all the Funds regarding the Funds’ ability to make loans. The current policy/restriction applicable to each Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the corresponding proposed policy/restriction, as shown below.

Applicable Fund	Current Fundamental Policy/Restriction Proposed to be Amended	Proposed New Fundamental Policy/Restriction (to be applied uniformly to all Funds)
Stock Fund and Balanced Fund	The Fund may not make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors.	The Fund may not make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
International Stock Fund	The Fund may not make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund’s Board of Trustees.
Income Fund

The Fund may not make loans of money, except by the purchase of debt securities or by entering into repurchase agreements, as permitted by the Fund’s other investment policies and restrictions. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund’s Board of Trustees.

Under the 1940 Act, a fund’s policy relating to making loans to other persons must be fundamental. The proposed standardized fundamental investment restriction on lending, rather than prohibiting loans, would state that such loans are only prohibited to the extent specified under the 1940 Act. Further, the amended policy would clarify the ability of the Funds to engage in securities lending and entering into repurchase agreements.

Currently, the Dodge & Cox International Stock Fund (International Stock Fund) and Dodge & Cox Income Fund (Income Fund) each has reserved the right to lend their securities to qualified broker/dealers, banks or other financial institutions in an aggregate amount not to exceed 20% of the applicable Fund’s total assets.

However, the loan policies of the Dodge & Cox Stock Fund (Stock Fund) and the Dodge & Cox Balanced Fund (Balanced Fund) currently are silent with respect to the ability of those Funds to lend their securities to qualified broker/dealers, banks or other financial institutions. Further, the loan policies for all Funds except the Income Fund are silent with respect to the ability of the Funds to engage in repurchase agreements.

The Trustees recommend that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds, as set forth above.

Effects of Amending the Current Restrictions

The amendments would provide each Fund with the ability to make loans and enter into securities lending arrangements and repurchase agreements to the extent permitted by the 1940 Act and applicable rules and exemptive relief. As a general matter, the 1940 Act permits funds to engage in lending activity, including making cash loans directly and entering into securities lending and repurchase agreement arrangements.

The lending of portfolio securities may benefit a Fund through fees or other income the Fund receives as compensation for making the loan. Each Fund’s current policy imposes a more restrictive limit on making loans than is required under current regulations and Securities and Exchange Commission (“SEC”) staff guidance. Amending this investment restriction as proposed would enable the applicable Fund to engage in securities lending to a greater extent than currently permitted. None of the Funds has any present intention to engage in these types of transactions. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to any Fund at this time. However, if the Investment Manager were in the future to engage in securities lending, a Fund will be exposed to risk if the counterparty defaults on its obligations and could face delays in recovering securities loaned or the loss of rights in the collateral should the counterparty become insolvent.

The Funds currently engage in repurchase agreements. Therefore, the Board and the Investment Manager do not anticipate that amending the current restriction will result in additional material risk to any Fund.

Although the amended policy would also permit the Funds to engage in direct cash lending activity, the Investment Manager has no present intention of changing its current investment strategies regarding direct cash lending. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to any Fund at this time.

The proposed change would also automatically conform each Fund’s lending policy more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 3.

PROPOSAL 4: ALL FUNDS

APPROVAL TO ELIMINATE EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN OIL, GAS AND MINERAL LEASES OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

The Board recommends that shareholders of each Fund approve the elimination of its fundamental investment restriction with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs.

Applicable Fund	Current Fundamental Policy/Restriction Proposed to be Amended	Proposed New Fundamental Policies/Restrictions
All Funds

Each Fund may not purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although a Fund may invest in stocks or debt instruments of companies which invest in or sponsor such programs.

It is proposed that this restriction be eliminated.

Under the current fundamental investment restriction, as set forth above, the Funds may not invest in oil, gas and mineral leases or other mineral exploration or development programs. At the time the Funds were organized, state securities regulators were permitted to exercise substantive jurisdiction over registered mutual funds’ investment strategies. As a result, certain state securities regulators routinely imposed restrictions on the purchase of interests in oil, gas and mineral leases or other mineral exploration or development programs. No similar prohibition or restriction is imposed under the 1940 Act. Under the National Securities Markets Improvement Act of 1996, state securities regulators are no longer permitted to impose substantive investment restrictions of this nature on mutual funds. The Board believes that elimination of this restriction could increase the Funds’ flexibility when choosing investments in the future.

Effect of Deleting the Current Restriction

It is not intended that the Funds will invest directly in oil, gas or mineral leases or other mineral exploration or development programs. However, the Board believes it would be beneficial to eliminate this restriction for the purpose of clarifying that the Funds may invest in assets the value of which relate to natural resource exploration and development, such as stocks and debt securities of oil companies, and asset backed security structures where the underlying assets may include a revenue stream related to oil, gas and mineral leases or other mineral exploration or development programs.

Although the Investment Manager has no present intention of changing its current investment strategies, this increased flexibility could assist each Fund, in the future, in achieving its investment objective. Therefore, the Board and the Investment Manager do not anticipate that deleting the current restriction will result in additional material risk to any Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 4.

PROPOSAL 5: ALL FUNDS

APPROVAL TO AMEND EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING AND ISSUING SENIOR SECURITIES.

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would provide for a uniform policy across all the Funds regarding borrowing money and issuing senior securities. The current policies/restrictions applicable to each Fund would be deleted from the Fund’s fundamental investment restrictions and replaced with the corresponding proposed policy/restriction, as shown below.

Applicable Fund	Current Fundamental Policy/Restriction Proposed to be Amended	Proposed New Fundamental Policies/Restrictions (to be applied uniformly to all Funds)
Stock, International Stock, and Balanced Funds

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and not for the purchase of investment securities and then only from banks. The amount borrowed shall not exceed 10% of the Fund’s total assets at cost or 5% of the value of total asserts, whichever is less, provided that such borrowing shall have an asset coverage of 300%.

The Fund may not issue senior securities.

The Fund may not borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Income Fund

The Fund may not borrow money, except the Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Fund’s total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or market value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain an asset coverage of not less than 300% with respect to all borrowings.

Applicable Fund	Current Fundamental Policy/Restriction Proposed to be Amended	Proposed New Fundamental Policies/Restrictions (to be applied uniformly to all Funds)

The Fund may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at the lesser of cost or market value.

The purpose of these amendments is to make each Fund’s fundamental policy on borrowing and issuing senior securities consistent with applicable limitations under the 1940 Act, as discussed in more detail below. The 1940 Act limitations on borrowing and issuance of senior securities are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to high levels of financial leverage and to the claims of creditors who, under certain circumstances, might have rights to the fund’s assets that would take precedence over the claims of shareholders.

The Stock, International Stock and Balanced Funds’ current investment restrictions relating to borrowing prohibit each of the Funds from borrowing money except as a temporary measure in the event of emergencies or extraordinary circumstances, and the borrowing must not be to purchase investment securities. In any event, these Funds are restricted from such borrowing to the extent the borrowing would exceed the lesser of: (1) 10% of the Fund’s total assets at cost, or (2) 5% of the Fund’s value of total assets, so long as any borrowings have an asset coverage of 300%.

The Income Fund’s current investment restrictions relating to borrowing prohibit the Income Fund from borrowing except as a temporary measure in the event of emergencies or extraordinary circumstances, and the borrowing must not be to purchase investment securities. Such borrowing is restricted to 5% of the value of the Fund’s total assets. Additionally, the Income Fund may only pledge up to the lesser of 10% of cost or market value of its total assets to secure the temporary borrowings.

Effects of Amending the Current Restrictions

The proposed investment restriction for each of the Funds would permit the borrowing of money to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. Accordingly, amending this investment restriction as proposed would enable the applicable Fund to borrow money if the Investment Manager determines that such borrowing is in the best interests of the Fund and its shareholders. As a general matter, the 1940 Act provisions regarding borrowing would provide each Fund with greater flexibility than the current restriction. Under the 1940 Act, a fund may borrow money for temporary or investment purposes provided, with limited exceptions, that the fund maintain continuous asset coverage of 300% with respect to such borrowings.

If this proposal is approved, each Fund would be permitted to borrow for any purpose allowed under the 1940 Act, including for leveraging purposes, which means that each Fund would be able to use borrowed money to increase its investments in securities. As a result, if a Fund engaged in borrowing for investment purposes, it would be subject, to a greater degree, to the risks associated with borrowing, as described below. Other than to the extent a borrowing may be deemed to represent the issuance of a senior security, open-end investment companies such as the Funds are not currently permitted to issue “senior securities.” However, to the extent relevant law, regulation or SEC Staff guidance may be issued or interpreted to permit the issuance of senior securities by the Funds, the amended restriction would permit a Fund to engage in such activity.

Amending this restriction in the manner indicated above will provide consistency and uniformity among such restrictions for the Funds which will facilitate the efficient administration of the Funds’ investment restrictions.

Should this Proposal be approved by shareholders, any recommendation by the Investment Manager to engage in borrowing activity would be subject to consideration and approval by the Board and the Funds’ disclosure to shareholders would be amended prior to any material borrowing activity to reflect the Funds’ borrowing policy, including the material risks of borrowing activity. Borrowing for investment purposes is a form of leverage. Any such leverage tends to magnify market exposure and can result in higher than expected losses to the Fund. Although the Investment Manager has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” THE AMENDMENT TO EACH OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 5.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Shareholders wishing to submit Proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th floor, San Francisco, CA 94104. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to any Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, Attention: Secretary. Upon receipt, all such shareholder correspondence will be directed to appropriate Board member or officer for review and consideration.

VOTING INFORMATION

Each share of a Fund is entitled to one vote on Proposals affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th floor, San Francisco, CA 94104), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.

Holders of record of the shares of each Fund at the close of business on February 20, 2007, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting with respect to the Fund. As of January 31, 2007, the following number of shares of each series of the Funds were outstanding:

Fund	Number of Shares Outstanding
Dodge & Cox Stock Fund	436,021,546
Dodge & Cox International Stock Fund	761,747,274
Dodge & Cox Balanced Fund	317,115,632
Dodge & Cox Income Fund	985,793,152

Voting Requirement

Proposals 1-5 require the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will effectively be a vote “against” Proposals 1-5. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

OWNERSHIP OF THE FUNDS

Appendix A sets forth the beneficial owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of January 31, 2007, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Appendix A.

The Trustees and Officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

The Trust will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by The Altman Group, a professional proxy solicitor retained by the Trust for an estimated fee of $[            ], plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Manager

Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. The Investment Manager is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Investment Manager is located at 555 California Street, 40th Floor, San Francisco, California 94104. The Investment Manager has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Trust’s Board of Trustees. It also provides the Funds with ongoing management supervision and policy direction.

Principal Underwriter

The Trust is the sole and principal underwriter of the shares of the Funds.

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), acts as transfer and dividend disbursing agent for the Funds.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

If you would like a copy of the most recent Annual Report and any more recent Semi-Annual Report free of charge, visit the Funds’ web site www.dodgeandcox.com, call 1-800-621-3979, or write the Trust at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104.

By Order of the Board of Trustees,

/s/    Thomas M. Mistele

Thomas M. Mistele

Secretary

March 5, 2007

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A	BENEFICIAL OWNERS OF COMPANY SHARES

APPENDIX A

BENEFICIAL OWNERS OF COMPANY SHARES

As of January 31, 2007, the following persons owned of record or beneficially 5% or more of the following Funds:

[Update shareholder information below]

Dodge & Cox Stock Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	58,720,327	13.5

National Financial Services, Inc. 200 Liberty Street, One World Financial Center New York, NY 10281-1003	78,980,171	18.1

Dodge & Cox International Stock Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	109,365,434	14.4

National Financial Services, Inc. 200 Liberty Street, One World Financial Center New York, NY 10281-1003	133,630,105	17.5

Dodge & Cox Balanced Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	38,813,735	12.2

National Financial Services, Inc. 200 Liberty Street, One World Financial Center New York, NY 10281-1003	58,131,183	18.3

A-1

Dodge & Cox Income Fund

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	100,169,993	10.2

National Financial Services, Inc. 200 Liberty Street, One World Financial Center New York, NY 10281-1003	192,489,220	19.5

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of a Fund.

A-2

PROXY CARD

DODGE & COX FUNDS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 17, 2007

The undersigned Shareholder(s) of Dodge & Cox Funds (the “Trust”) hereby appoint(s) John A. Gunn, Kenneth E. Olivier and Thomas M. Mistele, each with full power of substitution, the proxy or proxies to: (i) attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held in the A.P. Giannini Memorial Auditorium, Lower Level, 555 California Street, San Francisco, California 94104, on Tuesday, April 17, 2007 beginning at 8:30 a.m. Pacific Time, and any adjournments thereof; and (ii) vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement dated March 5, 2007.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Meeting of Shareholders of the Fund and the Proxy Statement dated March 5, 2007.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of Proposals 1 - 5. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST,

WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

PROPOSALS.

This proxy will be voted as specified. Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of Proposals 1 – 5.

☐	Please check this box if you plan to attend the Meeting

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of the Fund as of the close of business on February 20, 2007 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of a Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each applicable proposal. Shareholders of each Fund will vote separately for all Proposals. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:

(1)	Read the Proxy Statement and have your proxy card at hand.

(2)	Call the toll-free number that appears on your proxy card.

(3)	Follow the simple instructions.

To vote by Internet:

(1)	Read the Proxy Statement and have your proxy card at hand.

(2)	Go to the Internet address that appears on your proxy card.

(3)	Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: ☒

Proposal 1:	To amend each Fund’s fundamental investment restrictions with respect to the percentage of each Fund’s assets that are subject to diversification requirements.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 2(a):	To amend each Fund’s fundamental investment restrictions with respect to investments in commodities and commodity contracts.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 2(b):	To amend each Fund’s fundamental investment restrictions with respect to investments in real estate.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 3:	To amend each Fund’s fundamental investment restrictions with respect to making loans.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 4:	To eliminate each Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 5:	To amend each Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

Your proxy is important to assure a quorum at the Meeting of Shareholders the Fund whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):	Title if applicable	Date:

Signature(s):	Title if applicable	Date:

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.